SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



          Date of Report (date of earliest event reported) May 8, 2002


                       ADELPHIA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)




    Delaware                        0-16014                    23-2417713
(State or other             (Commission File Number)         (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)



               One North Main Street - Coudersport, PA 16915-1141
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (814) 274-9830




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Item 5. Other Events and Regulation FD Disclosure


A copy of the Company's press release dated May 8, 2002 is attached to this Form 8-K, incorporated herein by reference and filed herewith under Item 7 as Exhibit 99.01


Item 7. Financial Statements and Exhibits

Exhibit No.                   Description

99.01       Press Release dated May 8, 2002 (Filed Herewith).


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 13, 2002                   ADELPHIA COMMUNICATIONS CORPORATION
                                                 (Registrant)

                                     By:   /s/ Timothy J. Rigas
                                           Timothy J. Rigas
                                           Executive Vice President, Treasurer
                                           and Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.                   Description


99.01       Press Release dated May 8, 2002 (Filed Herewith).